EXHIBIT 23.3

CONSENT OF INDEPENDENT APPRAISERS

We hereby consent to the use of our name in the "Experts" section in the Registration Statement on Form S-3 (File No. 333-75402) filed by 8x8, Inc.

/s/ Financial Strategies Consulting Group, LLC
Lafayette, California January 29, 2002